SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report: May 11, 2004 (Date of Earliest Event Reported: May 6, 2004))

POLYMER GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-14330	57-1003983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Faber Place Drive, Suite 201, North Charleston, South Carolina
(Address of Principal Executive Offices, including Zip Code)

(843) 329-5151
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 12.

On May 6, 2004, Polymer Group, Inc. (“PGI”) announced its consolidated financial results for the first quarter of fiscal 2004.  A copy of the press release is furnished with this report as an exhibit to Form 8-K.

There were no non-GAAP disclosures included in the press release.

(c)           Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 6, 2004 for the first quarter of fiscal 2004.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: May 11, 2004	/s/ Willis C. Moore III

Willis C. Moore III
Chief Financial Officer